                                                                    Exhibit 25.1
                                                                    ------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM T-1
                                   --------

                           STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                  OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

                         ----------------------------

                        Bank One, National Association
              (Exact name of trustee as specified in its charter)

    A National Banking Association                    36-0899825
                                                      (I.R.S. employer
                                                      identification number)

    1 Bank One Plaza, Chicago, Illinois               60670-0126
    (Address of principal executive offices)          (Zip Code)

                        Bank One, National Association
                       1 Bank One Plaza, Suite IL1-0126
                         Chicago, Illinois 60670-0126
                     Attn: Sandra L. Caruba (312) 336-9436
           (Name, address and telephone number of agent for service)

                         -----------------------------

                            LOWE'S COMPANIES, INC.
              (Exact name of obligor as specified in its charter)

         North Carolina                               56-0578072
         (State or other jurisdiction of              (I.R.S. employer
          incorporation or organization)              identification number)


         P. O. Box 1111
         North Wilkesboro, North Carolina             28659
         (Address of principal executive offices)     (Zip Code)

                                Debt Securities
                        (Title of Indenture Securities)
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Item 1.  General Information.  Furnish the following information as to the
         --------------------
         trustee:

               (a) Name and address of each examining or supervising authority to which it is subject.

               Comptroller of Currency, Washington, D.C., Federal Deposit Insurance Corporation, Washington, D.C., The Board of Governors of the Federal Reserve System, Washington D.C.

               (b)  Whether it is authorized to exercise corporate trust powers.

               The trustee is authorized to exercise corporate trust powers.

Item 2.  Affiliations With the Obligor.  If the obligor is an affiliate of the
         ------------------------------
               trustee, describe each such affiliation.

               No such affiliation exists with the trustee.


Item 16.       List of exhibits. List below all exhibits filed as a part of this
               ----------------
               Statement of Eligibility.

               1. A copy of the articles of association of the trustee now in effect.*

               2. A copy of the certificates of authority of the trustee to commence business.*

               3. A copy of the authorization of the trustee to exercise corporate trust powers.*

               4.   A copy of the existing by-laws of the trustee.*

               5.   Not Applicable.

               6. The consent of the trustee required by Section 321(b) of the Act.

               7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

               8.   Not Applicable.

               9.   Not Applicable.
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         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bank One, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and the State of Illinois, on this 7th day of April, 2000.


                      Bank One, National Association,
                      Trustee

                      By /s/ Sandra L. Caruba
                         --------------------
                         Sandra L. Caruba
                         Vice President



* Exhibits 1, 2, 3, and 4 are herein incorporated by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 of Bank One, National Association, filed as Exhibit 25 to the Registration Statement on Form S-3 of Household Finance Corporation filed with the Securities and Exchange Commission on March 24, 2000 (Registration No. 333-33240).

                                                                     Exhibit 6

                      THE CONSENT OF THE TRUSTEE REQUIRED
                         BY SECTION 321(b) OF THE ACT



                                                                   April 7, 2000


Securities and Exchange Commission
Washington, D.C.  20549

Ladies and Gentlemen:

                In connection with the qualification of an indenture between Lowe's Companies, Inc. and Bank One, National Association, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                                  Very truly yours,

                                  Bank One, National Association

                                   By /s/ Sandra L. Caruba
                                      --------------------
                                      Sandra L. Caruba
                                      Vice President